UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2012
Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2012 the Company's Board of Directors approved the recommendations of the Compensation and Human Resources Committee with respect to the base salary for 2012 (effective April 1, 2012) and the payment of cash bonuses to the Company's CEO and its other named executive officers. The cash bonuses include performance-based compensation in accordance with the Company's Executive Incentive Compensation Plan. The Board also approved the Committee's recommendations for the grant to those individuals of restricted stock awards under the Company's 2005 Equity Incentive Plan.

		2012 Salary	2011 Performance-Based Bonus		2011 Discretionary Bonus	Total 2011 Cash Bonus	Restricted Stock Awards
Executive Officer	Title	$	$		$	$	#
David W. Kemper	Chairman, President & CEO	882,779	1,447,758	(1)	—	1,447,758	35,053
Jonathan M. Kemper	Vice Chairman	455,430	485,488		—	485,488	15,891
Seth M. Leadbeater	Vice Chairman	369,342	356,306		—	356,306	8,616
Charles G. Kim	Executive Vice President & CFO	408,000	393,600		—	393,600	10,251
Kevin G. Barth	Executive Vice President	382,500	369,000		—	369,000	10,142

____________________________
(1) Subject to the approval by the shareholders of the performance goals under the Executive Incentive Compensation Plan at the 2012 Annual Meeting of Shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 10, 2012, the Board of Directors of Commerce Bancshares, Inc. adopted an amendment to Article III, Section 12 of the Company's Bylaws. The amendment changed the required number of persons constituting the board of directors from 12 persons to 11 persons. The amendment is effective on the date of the Annual Meeting of Shareholders, April 18, 2012. The amendment to the Bylaws is attached as Exhibit 3(b)(2) to this Form 8-K.

Item 8.01 Other Events

At the same meeting, the Board of Directors adopted amendments to the Commerce Bancshares, Inc. 1987 Non-Qualified Stock Option Plan, the Commerce Bancshares, Inc. 1996 Incentive Stock Option Plan, and the Commerce Bancshares Inc. 2005 Equity Incentive Plan which are intended to make it absolutely clear that re-pricing or cancellation of underwater options in exchange for any consideration is not permitted. These amendments became effective on the dates of their adoption. They are attached as Exhibits 10(b)(2), 10(d)(2) and 10(j)(2) to this Form 8-K.

Also at the same meeting, the Board of Directors adopted a policy not to offer a gross up for taxes related to severance payments paid in connection with a change in control of the Company to any employee to whom the Company has not made such a commitment prior to the date of this resolution.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits
3(b)(2) February 10, 2012 Amendment to the Bylaws of Commerce Bancshares, Inc.
10(b)(2) February 10, 2012 Amendment to Commerce Bancshares, Inc. 1987 Non-Qualified Stock Option Plan
10(d)(2) February 10, 2012 Amendment to Commerce Bancshares, Inc. 1996 Incentive Stock Option Plan
10(j)(2) February 10, 2012 Amendment to Commerce Bancshares, Inc. 2005 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By: \s\ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

Date: February 16, 2012